Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Redell Vincent Napper II, the Chief Executive Officer of CLS CAPITAL GROUP, INC. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 12th day of May, 2010.

/s/ Redell Vincent Napper II

Redell Vincent Napper II
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to CLS CAPITAL GROUP, INC. and will be retained by CLS CAPITAL GROUP, INC. and furnished to the Securities and Exchange Commission or its staff upon request.